UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2021

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021 (the “Effective Date”), the Board of Directors (the “Board”) of Atea Pharmaceuticals, Inc. (the “Company”) elected Jerome M. Adams, M.D., M.P.H., as a Class III director of the Company and appointed Dr. Adams to the Board’s Nominating and Corporate Governance Committee and recently created Strategy and Public Policy Committee, in each case effective immediately. Polly A. Murphy, D.V.M., Ph.D., M.B.A., has also been appointed to the Strategy and Public Policy Committee.

Dr. Adams is eligible to participate in the Company’s Non-Employee Director Compensation Program (the “NED Program”). However, in lieu of an Initial Award (as defined in the NED Program), on the Effective Date, the Board awarded Dr. Adams an option to purchase 56,670 shares of the Company’s common stock. The option will vest and become exercisable in 36 substantially equal monthly installments after the Effective Date, such that the option shall be vested and exercisable as to all shares on the third anniversary of the Effective Date, subject to Dr. Adams’s continued service with the Company and accelerated vesting upon the occurrence of a change in control.

An entity controlled by Dr. Adams, Upstream Wellness and Health LLC, has also entered into a Consulting Agreement, dated May 18, 2021 (the “Consulting Agreement”), with the Company pursuant to which Upstream Wellness and Health LLC has agreed to provide consulting services with respect to the commercialization, regulatory approval, pricing and reimbursement of the Company’s product candidates for an annual fee of $110,000 to be paid monthly in accordance with the terms of the Consulting Agreement.

The Consulting Agreement is filed herewith as Exhibit 10.1. The above description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, dated May 18, 2021, by and between the Company and Upstream Wellness and Health LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: May 20, 2021	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary